May 1, 2020

Summary
Prospectus

Victory High Income Municipal Bond Fund

Class A	Class C	Class Y
RSHMX	RSHCX	RHMYX

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Victory Funds' shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Victory Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on www.VictoryFunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you need not take any action.

You may elect to receive shareholder reports and other communications from the Victory Funds or your financial intermediary electronically sooner than January 1, 2021 by notifying your financial intermediary directly or, if you are a direct investor, by calling 800-539-3863 or by sending an e-mail request to TA.Processing@FISGlobal.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your reports. If you invest directly with the Victory Funds, you can call 800-539-3863 or send an e-mail request to TA.Processing@FISGlobal.com. Your election to receive reports in paper will apply to all Victory Funds you hold directly or through your financial intermediary.

Before you invest, you may want to review the Fund's Statutory Prospectus and Statement of Additional Information, both of which are dated May 1, 2020 and are incorporated by reference into this Summary Prospectus, as they each contain more information about the Fund and its risks.

You can find the Fund's Prospectus and other information about the Fund online at www.VictoryFunds.com.

You may also obtain this information at no cost by calling (800) 539-3863 or by sending an e–mail request to VictoryMail@VCM.com.

You may also obtain this information at no cost from your financial intermediary.

VictoryFunds.com
800-539-FUND
(800-539-3863)

 High Income Municipal Bond Fund Summary

Investment Objective

The Victory High Income Municipal Bond Fund (the "Fund") seeks to provide a high current income exempt from federal income taxes with a secondary objective of capital appreciation.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available in Investing with the Victory Funds on page 46 of the Fund's Prospectus, in Appendix A - Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries and from your Investment Professional.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.00%	NONE	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of sale proceeds or the original offering price)	NONE[1]	1.00%[2]	NONE
Annual Fund Operating Expenses (expenses are deducted from fund assets as a percentage of average daily net assets)
Management Fees	0.50%	0.50%	0.50%
Distribution (12b-1) Fees	0.25%	1.00%	NONE
Other Expenses	0.34%	0.35%	0.38%
Total Annual Fund Operating Expenses	1.09%	1.85%	0.88%
Fee Waiver/Expense Reimbursement[3]	(0.29)%	(0.28)%	(0.31)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement[3]	0.80%	1.57%	0.57%

1  A contingent deferred sales charge of 0.75% may be imposed on Class A shares with respect to purchases of $1,000,000 or more that are redeemed within 12 months of purchase. For additional information, see the section entitled Choosing a Share Class.

2  Applies to shares sold within 12 months of purchase.

3  Victory Capital Management Inc., the Fund's investment adviser, ("Adviser") has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses (excluding certain items such as interest, taxes and brokerage commissions) do not exceed 0.80%, 1.57% and 0.57% of the Fund's Class A, Class C and Class Y shares, respectively, through at least April 30, 2021. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund's Board of Trustees.

Example:

The following example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods (or continue holding your shares in the case of Class C shares). The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The amounts shown reflect any fee waiver/expense reimbursement in place through its expiration date. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$280	$511	$761	$1,477
Class C (If you sell your shares at the end of the period.)	$260	$555	$975	$2,146
Class C (If you do not sell your shares at the end of the period.)	$160	$555	$975	$2,146
Class Y	$58	$250	$457	$1,056

The example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover will generally indicate higher transaction costs, resulting in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal period, the Fund's portfolio turnover rate was 49% of the average value of its portfolio.

Principal Investment Strategy

The Fund invests primarily in municipal obligations, the interest on which is, in the opinion of the issuer's bond counsel, exempt from federal individual income tax (but not necessarily the federal alternative minimum tax (the "AMT")). Under normal circumstances at least 80% of the value of the Fund's assets will be invested in tax-exempt municipal obligations (which may include obligations that pay interest subject to the AMT). This is a fundamental policy that cannot be changed without shareholder approval.

The Adviser allocates the Fund's investments among a diversified portfolio of municipal securities offering the potential for high current income. The Fund may invest any portion of its assets in municipal securities that are rated below investment grade (or, if unrated, considered by the Adviser to be of comparable quality), commonly known as "high yield" or "junk" bonds.

In selecting securities for the Fund, the Adviser performs in-depth credit analysis of the issuer's creditworthiness and of the securities. The Adviser attempts to identify securities paying attractive current income, and securities that it believes are undervalued.

The Adviser considers the duration and the maturity of the Fund's portfolio; however, these factors are a lesser consideration than credit and yield considerations due to the nature of the securities in which the Fund invests. There is no lower limit on the rating of securities that may be in the Fund. Some of the securities that the Fund buys and holds may be in default.

Municipal obligations are debt securities issued by states, the District of Columbia, and territories and possessions of the United States, their political subdivisions, agencies, authorities, and instrumentalities. Types of municipal obligations in which the Fund may invest include:

  general obligation bonds, of state and local governments secured by the issuer's unlimited or limited taxing power;
  specific obligation bonds, payable by a special tax or revenue source;
  revenue bonds, supported by a revenue source related to the project being financed;
  notes or short-term obligations issued in anticipation of a bond sale, backed by the collection of taxes or receipt of revenues; and
  private activity bonds, including industrial development bonds, issued by or on behalf of public authorities.

The Adviser may sell investments when it believes that they no longer offer attractive potential future returns compared to other investment opportunities or that they present undesirable risks, or in an attempt to limit losses on investments that may decline or have declined in value.

The Fund may invest up to 100% of its assets in high yield, lower-rated fixed-income securities, including securities below investment grade, commonly known as "high yield" or "junk" bonds. A security will be considered to be below investment grade if it is rated Ba1 or lower by Moody’s Investors Service, Inc. and BB+ or lower by Standard & Poor’s Ratings Group, or if unrated, is considered by the Adviser to be of comparable quality. A below investment grade rating reflects a greater possibility that the issuer of an investment may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the value of that investment will usually be more volatile and is likely to fall.

The Fund may invest in other tax-exempt securities that are not municipal obligations. The Fund's investments may include any type of debt instrument, including, for example, zero-coupon securities, floating and variable-rate demand notes and bonds, and residual interest bonds, which are an inverse floating rate security ("inverse floaters"). The Fund may invest any portion of its assets in obligations that pay interest subject to the AMT.

The Fund may invest without limit in municipal obligations that pay interest from similar revenue sources, in municipal securities of issuers within a single state, or in municipal securities issued by entities having similar characteristics. The issuers may be located in the same geographic areas or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund's investments more susceptible to economic, political, regulatory, or other factors affecting issuers in those geographic areas or issuers whose revenues are derived from such projects, and may increase the volatility of the Fund's net asset value. The Fund may invest more than 25% of its total assets in a segment of the municipal securities market with similar characteristics if the Fund's investment team determines that the potential return from such investment justifies the additional risk.

The Fund may enter into exchange-traded or over-the-counter derivatives transactions of any kind, such as futures contracts, options on futures, and swap contracts, including, for example, interest rate swaps and credit default swaps. The Fund may enter into any of these transactions for a variety of purposes, including, but not limited to, hedging various risks such as credit risk, interest rate risk, and liquidity risk; taking a net long or short position in certain investments or markets; providing liquidity in the Fund; equitizing cash; minimizing transaction costs; generating income; adjusting the Fund's sensitivity to interest rate risk or other risk; replicating certain direct investments; and asset and sector allocation.

Principal Risks

The Fund's investments are subject to the following principal risks:

Debt Securities Risk – The value of a debt security or other income-producing security changes in response to various factors, including, for example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations. Other factors that may affect the value of debt securities, include, among others, public health crises and responses by governments and companies to such crises. These and other events may affect the creditworthiness of the issuer of a debt security and may impair an issuers ability to timely meet its debt obligations as they come due.

Municipal Obligations Risk – Issuers, including governmental issuers, may be unable to pay their obligations as they come due. The values of municipal obligations that depend on a specific revenue source to fund their payment obligations may fluctuate as a result of changes in the cash flows generated by the revenue source or changes in the priority of the municipal obligation to receive the cash flows generated by the revenue source. Changes in the financial health of a municipality or other issuer, or an insurer of municipalities, may make it difficult to pay interest and principal when due and may affect the overall municipal securities market. In addition, changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations. Loss of tax-exempt status may cause interest received and distributed to shareholders by the Fund to be taxable and may result in a significant decline in the values of such municipal obligations. Investments in inverse floaters typically involve greater risk than investments in municipal obligations of comparable maturity and credit quality, and the values of inverse floaters are more volatile than those of municipal obligations due to the leverage they entail.

High-Yield/Junk Bond Risk – Lower-quality debt securities can involve a substantially greater risk of default than higher quality debt securities, and their values can decline significantly over short and longer periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general.

Derivatives Risk – Derivative instruments and strategies, including futures and selling securities short, may not perfectly replicate direct investment in the security. Derivatives also entail exposure to counterparty credit risk, the risk of mispricing or improper valuation, and the risk that small price movements can result in substantial gains or losses.

Credit Derivatives Risk – Credit default swaps can create investment leverage and may create additional investment risks that may subject the Fund to greater volatility than investments in more traditional securities.

Liquidity Risk – Lack of a ready market or restrictions on resale may limit the ability of the Fund to dispose of certain holdings quickly or at prices that represent true market value in the judgement of the Adviser. In addition, the Fund, by itself or together with other accounts managed by the Adviser, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price. Illiquid securities and relatively less liquid securities may also be difficult to value. Over recent years, the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal due to the increased supply in the market that would result from selling activity. In addition, significant securities market disruptions related to outbreaks of the coronavirus (COVID-19) have led to dislocation in the markets for a variety of debt securities, which has decreased liquidity and sharply reduced returns.

Management Risk – The portfolio manager may not execute the Fund's principal investment strategy effectively.

You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Investment Performance

The bar chart and table that follow are intended to help you understand some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the past 10 years (or the life of the Fund if shorter). The table compares the Fund’s average annual total returns of the Fund's share classes, including applicable maximum sales charges, over the same period to one or more broad measures of market performance, which have characteristics relevant to the Fund's investment strategy. We assume reinvestment of dividends and distributions.

Performance data for the classes varies based on differences in their fee and expense structures. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at VictoryFunds.com.

Performance information for the Fund's Class A, C, and Y shares prior to July 30, 2016 reflects the historical performance of, respectively, the Class A, C, and Y shares of the RS High Income Municipal Bond Fund, a series of RS Investment Trust (the predecessor to the Fund managed by RS Investment Management Co. LLC and sub-advised by Park Avenue Institutional Advisers LLC) (the "predecessor fund"). The Fund's performance has not been restated to reflect any differences in expenses paid by the predecessor fund and those paid by the Fund. The Fund's investment team changed on April 1, 2020.

Calendar Year Returns for Class A Shares

(Applicable sales loads or account fees are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown.)

Highest Quarter	5.30% (quarter ended June 30, 2011)
Lowest Quarter	-5.97% (quarter ended December 31, 2016)

Average Annual Total Returns (For the Periods Ended December 31, 2019)	1 Year	5 Years	10 Years
CLASS A Before Taxes	5.90%	3.65%	4.99%
CLASS A After Taxes on Distributions	5.75%	3.61%	4.97%
CLASS A After Taxes on Distributions and Sale of Fund Shares	5.16%	3.72%	4.88%
CLASS C Before Taxes	6.22%	3.27%	4.47%
CLASS Y Before Taxes	8.29%	4.30%	5.42%
Indices
Bloomberg Barclays Municipal Bond Index Index returns reflect no deduction for fees, expenses, or taxes.	7.54%	3.53%	4.34%
Bloomberg Barclays High Yield Municipal Bond Index Index returns reflect no deduction for fees, expenses, or taxes.	10.68%	5.93%	7.15%

After-tax returns use the historical highest individual federal marginal income tax rates and do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one share class. The after-tax returns for other classes will vary.

Management of the Fund

Investment Adviser

Victory Capital Management Inc. (the “Adviser”) serves as the Fund’s investment adviser. The portfolio managers primarily responsible for the day-to-day management of the Fund are members of USAA Investments, A Victory Capital Investment Franchise.

Investment Team

	Title	Tenure with the Fund
John C. Bonnell, CFA	Senior Portfolio Manager	April 2020
Regina G. Conklin, CFA, CPA	Senior Portfolio Manager	April 2020
Andrew Hattman, CFA, CAIA	Portfolio Manager	April 2020

Purchase and Sale of Fund Shares

Investment Minimums	Class A	Class C	Class Y
Minimum Initial Investment	$2,500	$2,500	$1,000,000
Minimum Subsequent Investments	$50	$50	NONE

For Class A and Class C shares a $1,000 minimum initial purchase amount and a $50 minimum subsequent purchase amount apply for Individual Retirement Accounts (IRAs), gift/transfer to minor accounts, and purchases through automatic investment plans.

Certain broker-dealers and other financial intermediaries (such as a bank) may establish higher or lower minimum initial and subsequent investment amounts to which you may be subject if you invest through them.

You may redeem your shares on any day the Fund is open for business. Redemption requests may be made by telephone (with prior appropriate approval) or by mail.

When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value ("NAV") after the Fund receives your request in good order, which means that your request contains all the required documentation, and that all documents contain required signatures or signature guarantees from a financial institution.

Tax Information

Fund distributions normally consist of exempt-interest dividends, which are generally not taxable to you for federal income tax purposes, but may be subject to the federal alternative minimum tax. A portion of the Fund's distributions may not qualify as exempt-interest dividends; such distributions will generally be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case you will generally be taxed only upon withdrawal of monies from the arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and its financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

P.O. Box 182593
Columbus, OH 43218-2593

VF-RS-HIMB-SUMPRO (05/20)